                             LETTER OF TRANSMITTAL
                   TO TENDER 9 3/4% PRIDES DEPOSITARY SHARES
               REPRESENTING SERIES B CONVERTIBLE PREFERRED STOCK
                                       OF

                          HOLLINGER INTERNATIONAL INC.
                       PURSUANT TO THE OFFERING CIRCULAR
                               DATED JULY 8, 1998

    THE EXCHANGE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 12:00 MIDNIGHT,
           NEW YORK CITY TIME, ON TUESDAY, AUGUST 4, 1998, UNLESS THE
                          EXCHANGE OFFER IS EXTENDED.

          TO: FIRST CHICAGO TRUST COMPANY OF NEW YORK, EXCHANGE AGENT

         By Mail:                            By Hand:                     By Overnight Courier:
         --------                            --------                     ---------------------
   Tenders & Exchanges                 Tenders & Exchanges                 Tenders & Exchanges
    Suite 4660 -- HLR            c/o The Depository Trust Company           Suite 4680 -- HLR
      P.O. Box 2569                      55 Water Street                  14 Wall Street -- 8th
Jersey City, NJ 07303-2569                   DTC TAD                              Floor
                                 Vietnam Veterans Memorial Plaza            New York, NY 10005
                                        New York, NY 10041

                            ------------------------

     DELIVERY OF THIS INSTRUMENT TO AN ADDRESS OTHER THAN THOSE SHOWN ABOVE DOES NOT CONSTITUTE A VALID DELIVERY.

     This Letter of Transmittal is to be used only if (a) certificates for PRIDES (as defined below) are to be delivered with it or (b) PRIDES are being delivered by book-entry transfer to the account maintained by the Exchange Agent at The Depository Trust Company ("DTC" or the "Book-Entry Transfer Facility") as set forth under the "The Exchange Offer -- Procedure for Tendering Prides" in the Offering Circular (as defined below).

     Holders whose certificates for PRIDES are not immediately available (or who cannot follow the procedure for book-entry transfer on a timely basis) or who cannot transmit this Letter of Transmittal and all other required documents to the Exchange Agent before the Expiration Date (as defined in the Offering Circular) may nevertheless tender their PRIDES according to the guaranteed delivery procedure set forth under "The Exchange Offer -- Procedure for Tendering PRIDES" in the Offering Circular. See Instruction 2.

     DELIVERY OF THE LETTER OF TRANSMITTAL AND THE OTHER REQUIRED DOCUMENTS TO THE BOOK-ENTRY TRANSFER FACILITY DOES NOT CONSTITUTE DELIVERY TO THE EXCHANGE AGENT.

-----------------------------------------------------------
DESCRIPTION OF PRIDES TENDERED
(SEE INSTRUCTIONS 3 AND 4)
-----------------------------------------------------------
NAME(S) AND ADDRESS(ES) OF REGISTERED HOLDER(S)
(PLEASE FILL IN EXACTLY AS NAME(S) APPEAR(S) ON                                 PRIDES TENDERED
CERTIFICATE(S))                                                      (ATTACH ADDITIONAL LIST IF NECESSARY)
--------------------------------------------------------------------------------------------------------------------
                                                                                   NUMBER OF
                                                                                     PRIDES           NUMBER OF
                                                               CERTIFICATE       REPRESENTED BY         PRIDES
                                                                NUMBER(S)*      CERTIFICATE(S)*       TENDERED**
                                                            --------------------------------------------------------

                                                            --------------------------------------------------------

                                                            --------------------------------------------------------

                                                            --------------------------------------------------------

                                                            --------------------------------------------------------
                                                                        TOTAL PRIDES
-----------------------------------------------------------
  * Need not be completed if PRIDES are delivered by book-entry transfer.
 ** Unless otherwise indicated, it will be assumed that all PRIDES represented by any certificates delivered to the
    Exchange Agent are being tendered. See Instruction 4.
-----------------------------------------------------------

[ ] CHECK HERE IF TENDERED PRIDES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER
    MADE TO AN ACCOUNT MAINTAINED BY THE EXCHANGE AGENT AT THE BOOK-ENTRY TRANSFER FACILITY AND COMPLETE THE FOLLOWING:

   Name of Tendering Institution
   -----------------------------------------------------------------------------

   DTC Account Number:
   -----------------------------------------------------------------------------

   Transaction Code Number:
   -----------------------------------------------------------------------------

[ ]CHECK HERE IF CERTIFICATES FOR TENDERED PRIDES ARE BEING DELIVERED PURSUANT
   TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE EXCHANGE AGENT AND COMPLETE THE FOLLOWING:

  Name(s) of the Tendering Holder(s):
  -----------------------------------------------------------------------------

  Date of Execution of Notice of Guaranteed Delivery:
  -------------------------------------------------------------

  Name of Institution Which Guaranteed Delivery:
  -----------------------------------------------------------------

   Check Box of Book-Entry Transfer Facility and Give Account Number if Delivered By Book-Entry Transfer:

                                     [ ] DTC

  Account Number:
  ------------------------------------------------------------------------------

  Transaction Code Number:
  ------------------------------------------------------------------------------

                    NOTE: SIGNATURES MUST BE PROVIDED BELOW
              PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY
                         ------------------------------

Ladies and Gentlemen:

     The undersigned hereby tenders to Hollinger International Inc., a Delaware corporation (the "Company"), the above-described 9 3/4% PRIDES Depositary Shares ("PRIDES") of the Company, each representing one-half share of the Company's Series B Convertible Preferred Stock, par value $0.01 per share (the "Convertible Preferred Stock"), in exchange for 0.92 shares of Class A Common Stock, par value $0.01 per share (the "Class A Common Stock"), of the Company for each PRIDES, upon the terms and subject to the conditions set forth in the Offering Circular dated July 8, 1998 (the "Offering Circular"), receipt of which is hereby acknowledged, and in this Letter of Transmittal (which together constitute the "Exchange Offer").

     Subject to and effective upon acceptance for exchange of the PRIDES tendered herewith in accordance with the terms of the Exchange Offer (including, if the Exchange Offer is extended or amended, the terms or conditions of any such extension or amendment), the undersigned hereby sells, assigns and transfers to or upon the order of the Company all right, title and interest in and to all the PRIDES tendered hereby, or orders the registration of such PRIDES delivered by book-entry transfer, that are exchanged pursuant to the Exchange Offer and hereby irrevocably constitutes and appoints the Exchange Agent for the Exchange Offer (the "Exchange Agent") the true and lawful agent and attorney-in-fact of the undersigned with respect to such PRIDES, with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest), to:

     (a) deliver certificates for such PRIDES, or transfer ownership of such PRIDES on the account books maintained by the Book-Entry Transfer Facility, together, in any such case, with all accompanying evidence of transfer and authenticity, to or upon the order of the Company, upon receipt by the Exchange Agent, as the undersigned's agent, of the Class A Common Stock to which the undersigned is entitled upon the acceptance by the Company of such PRIDES under the Exchange Offer with respect to such PRIDES;

     (b) present certificates for such PRIDES for cancellation and transfer of such PRIDES on the Company's books; and

     (c) receive all benefits and otherwise exercise all rights of beneficial ownership of such PRIDES, all in accordance with the terms of the Exchange Offer.

The undersigned hereby represents and warrants that:

     (a) the undersigned "owns" the PRIDES tendered hereby within the meaning of Rule 14e-4 promulgated under the Securities Exchange Act of 1934, as amended, and has full power and authority to validly tender, sell, assign and transfer the PRIDES tendered hereby;

     (b) the tender of PRIDES by the undersigned complies with Rule 14e-4;

     (c) when and to the extent the Company accepts the PRIDES for exchange, the Company will acquire good, marketable and unencumbered title thereto, free and clear of all security interests, liens, charges, encumbrances, conditional sales agreements or other obligations relating to their sale or transfer, and not subject to any adverse claim;

     (d) on request, the undersigned will execute and deliver any additional documents the Exchange Agent or the Company deems necessary or desirable to complete the assignment, transfer and exchange of the PRIDES tendered hereby; and

     (e) the undersigned has read and agrees to all the terms of the Exchange Offer.

     The undersigned understands that, upon acceptance by the Company of the PRIDES tendered hereby, the undersigned will be deemed to have waived all right with respect to any dividends which accrued on the Convertible Preferred Stock represented by the PRIDES on and after August 1, 1998.

     The undersigned understands that tenders of PRIDES pursuant to any one of the procedures described under "The Tender Offer -- Procedure for Tendering PRIDES" in the Offering Circular and in the instructions hereto will constitute a binding agreement between the undersigned and the Company upon the terms and subject to the conditions of the Exchange Offer.

     The undersigned recognizes that, under certain circumstances set forth in the Offering Circular, the Company may terminate or amend the Exchange Offer or may not be required to accept for exchange any of the PRIDES.

     All authority conferred or agreed to be conferred in this Letter of Transmittal shall survive the death or incapacity of the undersigned, and any obligation of the undersigned hereunder shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned. Except as stated in the Offering Circular, this tender is irrevocable.

     Unless otherwise indicated under "Special Issuance Instructions", please deliver shares of Class A Common Stock and any check for cash in lieu of fractional shares of Class A Common Stock and/or return or issue the certificate(s) evidencing any PRIDES not tendered or not accepted for exchange in the name(s) of the registered holder(s) appearing under "Description of PRIDES Tendered". Similarly, unless otherwise indicated under "Special Delivery Instructions", please deliver shares of Class A Common Stock and any check for cash in lieu of fractional shares of Class A Common Stock and/or the certificate(s) evidencing any PRIDES not tendered or not accepted for exchange (and accompanying documents, as appropriate) to the address(es) of the registered holder(s) appearing under "Description of PRIDES Tendered". In the event that both the "Special Delivery Instructions" and the "Special Issuance Instructions" are completed, please issue the shares of Class A Common Stock and any check for cash in lieu of fractional shares of Class A Common Stock and/or issue or return the certificate(s) evidencing any PRIDES not tendered or accepted for exchange in the name(s) of, and deliver said check and/or certificate(s) to, the person or persons so indicated. In the case of book-entry delivery of PRIDES, please credit the account maintained at the Book-Entry Transfer Facility with any PRIDES not accepted for exchange. The undersigned recognizes that the Company has no obligation pursuant to the "Special Issuance Instructions" to transfer any PRIDES from the name(s) of the registered holder(s) thereof if the Company does not accept for exchange any of the PRIDES so tendered.

                         SPECIAL DELIVERY INSTRUCTIONS
                           (SEE INSTRUCTIONS 4 AND 8)
To be completed ONLY if certificates for Class A Common Stock and any check for cash in lieu of fractional shares of Class A Common Stock and/or certificates for PRIDES not tendered or not exchanged are to be mailed to someone other than the undersigned or to the undersigned at an address other than that shown below the undersigned's signature.

Mail certificates and check to:
Name:
------------------------------------------------
                                 (PLEASE PRINT)

Address:
----------------------------------------------
-------------------------------------------------------
-------------------------------------------------------
                                   (ZIP CODE)

                         SPECIAL ISSUANCE INSTRUCTIONS
                    (SEE INSTRUCTIONS 1, 4, 5, 6, 7, AND 8)
To be completed ONLY if certificates for Class A Common Stock and any check for cash in lieu of fractional shares of Class A Common Stock and/or certificates for PRIDES not tendered or not exchanged are to be registered and issued in the name of someone other than the undersigned.

Issue any certificates and check to:
Name:
------------------------------------------------
                                 (PLEASE PRINT)

Address:
----------------------------------------------
-------------------------------------------------------
-------------------------------------------------------
                                   (ZIP CODE)

-------------------------------------------------------
                        (TAXPAYER IDENTIFICATION NUMBER)

                                   SIGN HERE
                           (See Instructions 1 and 5)
                  (Please complete Substitute Form W-9 below)

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                            Signature(s) of Owner(s)

Name(s):
--------------------------------------------------------------------------------
                                 (Please Print)

--------------------------------------------------------------------------------

Capacity (full title):
--------------------------------------------------------------------------------

Address:
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                               (Include Zip Code)
Area Code and Telephone Number:
-------------------------------------------------------------------------------
Taxpayer Identification Number:
--------------------------------------------------------------------------------
                              (See Instruction 10)
Dated:
--------------------------------------------------------------------------------

(Must be signed by registered holder(s) exactly as name(s) appear(s) on certificate(s) for PRIDES or on a security position listing or by person(s) authorized to become registered holder(s) by certificates and documents transmitted herewith. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, agent, officer of a corporation or other person acting in a fiduciary or representative capacity, please set forth full title. See Instruction 5.)
                           GUARANTEE OF SIGNATURE(S)
                           (See Instructions 1 and 5)
Authorized Signature:
--------------------------------------------------------------------------------
Name:
--------------------------------------------------------------------------------
                                 (Please Print)
Title:
--------------------------------------------------------------------------------
Name of Firm:
--------------------------------------------------------------------------------
Address:
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                               (Include Zip Code)
Area Code and Telephone Number:
-------------------------------------------------------------------------------
Dated:
--------------------------------------------------------------------------------

                           IMPORTANT TAX INFORMATION

     Under U.S. Federal income tax law, a holder whose tendered PRIDES are accepted for exchange is required by law to provide the Exchange Agent with such holder's correct taxpayer identification number ("TIN") on the Substitute Form W-9 below. If the Exchange Agent is not provided with the correct TIN, the Internal Revenue Service may subject the holder or other payee to a $50 penalty. In addition, cash payments that are made to such holder or other payee with respect to PRIDES exchanged pursuant to the Exchange Offer may be subject to 31% backup withholding.

     Certain holders (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements and should indicate their status by writing "exempt" across the face of the Substitute Form W-9. In order for a foreign individual to qualify as an exempt recipient, the holder must submit a Form W-8, signed under penalties of perjury, attesting to that individual's exempt status. A Form W-8 can be obtained from the Exchange Agent. See the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for more instructions.

     If backup withholding applies, the Exchange Agent is required to withhold 31% of any such cash payments to be made to the holder or other payee. Backup withholding is not an additional tax. Rather, the tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained from the Internal Revenue Service.

     The box in Part 2 of the Substitute Form W-9 may be checked if the tendering holder has not been issued a TIN and has applied for a TIN or intends to apply for a TIN in the near future. If the box in Part 2 is checked, the holder or other payee must also complete the Certificate of Awaiting Taxpayer Identification Number below in order to avoid backup withholding. Notwithstanding that the box in Part 2 is checked and the Certificate of Awaiting Taxpayer Identification Number is completed, the Exchange Agent will withhold 31% on all cash payments made prior to the time a properly certified TIN is provided to the Exchange Agent.

WHAT NUMBER TO GIVE THE EXCHANGE AGENT

     The holder is required to give the Exchange Agent the TIN (e.g., social security number or employer identification number) of the record owner of the PRIDES or of the last transferee appearing on the transfers attached to, or endorsed on, the certificates evidencing the PRIDES. If the PRIDES are registered in more than one name or are not registered in the name of the actual owner, consult the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for additional guidance on which number to report.

             PAYER'S NAME: FIRST CHICAGO TRUST COMPANY OF NEW YORK

---------------------------------------------------------------------------------------------------------------------

                                 PART 1 -- PLEASE PROVIDE YOUR TIN IN THE BOX AT   SOCIAL SECURITY NUMBER(S)
 SUBSTITUTE                      RIGHT AND CERTIFY BY SIGNING AND DATING BELOW.
 FORM W-9                                                                                    /      /
                                                                                  -------------------------------
                                                                                   OR
                                                                                   EMPLOYER IDENTIFICATION
                                                                                   NUMBER(S)
                                                                                             /
                                                                                  -------------------------------
                                -------------------------------------------------------------------------------------

                                 PART 2 --
 PAYER'S REQUEST FOR             AWAITING TIN [ ]
 TAXPAYER IDENTIFICATION
 NUMBER (TIN)                    CERTIFICATION -- UNDER THE PENALTIES OF PERJURY, I CERTIFY THAT THE INFORMATION
                                 PROVIDED ON THIS FORM IS TRUE, CORRECT AND COMPLETE.
                                 Name
                                 ----------------------------------------------------------------------------
                                 (Please print)
                                 Address
                                 --------------------------------------------------------------------------
                                --------------------------------------------------------------------------------
                                 (Including zip code)
                                 SIGNATURE--------------------------------------------------------------------
                                 DATE---------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------

               YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU
                CHECKED THE BOX IN PART 2 OF SUBSTITUTE FORM W-9

-------------------------------------------------------------------------------------------------------------------
CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

    I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (a) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or (b) I intend to mail or deliver an application in the near future. I understand that, notwithstanding that I have checked the box in Part 2 (and completed this Certificate of Awaiting Taxpayer Identification Number), all
    reportable cash payments made to me before the time I provide the Exchange Agent with a properly certified taxpayer identification number will be subject to a 31% backup withholding tax.

    ---------------------------------------------------------------
    ------------------------------------
    Signature                                                         Date
-------------------------------------------------------------------------------------------------------------------

NOTE: FAILURE TO COMPLETE AND RETURN THIS SUBSTITUTE FORM W-9 MAY RESULT IN
      BACKUP WITHHOLDING OF 31% OF ANY CASH PAYMENT MADE TO YOU PURSUANT TO THE EXCHANGE OFFER. PLEASE REVIEW THE ENCLOSED "GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9" FOR ADDITIONAL DETAILS.

                                  INSTRUCTIONS

         FORMING PART OF THE TERMS AND CONDITIONS OF THE EXCHANGE OFFER

     1. Guarantee of Signatures. Except as otherwise provided below, all signatures on this Letter of Transmittal must be guaranteed by a financial institution (including most banks, savings and loan associations, and brokerage houses) that is a participant in the Securities Transfer Agents Medallion Program, the New York Stock Exchange Medallion Signature Program or the Stock Exchanges Medallion Program (each such entity being hereinafter referred to as an "Eligible Institution"). Signatures on this Letter of Transmittal need not be guaranteed if (a) this Letter of Transmittal is signed by the registered owner of the PRIDES (which term, for purposes of this document, shall include any participant in the Book-Entry Transfer Facility whose name appears on a security position listing as the owner of PRIDES) tendered herewith and such owner has not completed either of the boxes entitled "Special Issuance Instructions" or "Special Delivery Instructions" on this Letter of Transmittal or (b) such PRIDES are tendered for the account of an Eligible Institution. See Instruction 5.

     2. Delivery of Letter of Transmittal and PRIDES; Guaranteed Delivery Procedures. This Letter of Transmittal is to be used only if (a) certificates are to be forwarded with it to the Exchange Agent or (b) delivery of PRIDES is to be made by book-entry transfer pursuant to the procedure set forth under "The Exchange Offer -- Procedure for Tendering PRIDES" in the Offering Circular. Certificates for all physically delivered PRIDES, or a confirmation of a book-entry transfer of all PRIDES delivered electronically into the Exchange Agent's account at the Book-Entry Transfer Facility, together in each case with a properly completed and duly executed Letter of Transmittal (or a facsimile thereof), with any required signature guarantees, and any other documents required by this Letter of Transmittal, must be received by the Exchange Agent at one of its addresses set forth on the front page of this Letter of Transmittal before the Expiration Date (as defined in the Offering Circular). Delivery of documents to the Book-Entry Transfer Facility does not constitute delivery to the Exchange Agent.

     Holders whose certificates are not immediately available (or who cannot follow the procedures for book-entry transfer on a timely basis) or who cannot transmit this Letter of Transmittal and all other required documents to reach the Exchange Agent before the Expiration Date, may nevertheless tender their PRIDES pursuant to the guaranteed delivery procedure set forth under "The Exchange Offer -- Procedure for Tendering PRIDES" in the Offering Circular. Pursuant to such procedure: (a) such tender must be made by or through an Eligible Institution, (b) the Exchange Agent must receive (by hand, mail or facsimile transmission), before the Expiration Date, a properly completed and duly executed Notice of Guaranteed Delivery substantially in the form the Company has provided with the Offering Circular and (c) the certificates for all tendered PRIDES in proper form for transfer (or confirmation of a book-entry transfer of all such PRIDES into the Exchange Agent's account at the Book-Entry Transfer Facility), together with a properly completed and duly executed Letter of Transmittal (or facsimile thereof) and any other documents required by this Letter of Transmittal, must be received by the Exchange Agent within three New York Stock Exchange trading days after the date of execution of such Notice of Guaranteed Delivery, all as provided under "The Exchange Offer -- Procedure for Tendering PRIDES" in the Offering Circular.

     THE METHOD OF DELIVERY OF ALL DOCUMENTS, INCLUDING CERTIFICATES FOR PRIDES, THIS LETTER OF TRANSMITTAL AND ANY OTHER REQUIRED DOCUMENTS, IS AT THE ELECTION AND RISK OF THE TENDERING HOLDER. IF DELIVERY IS BY MAIL, REGISTERED MAIL WITH RETURN RECEIPT REQUESTED, PROPERLY INSURED, IS RECOMMENDED.

     No alternative, conditional or contingent tenders will be accepted, and no fractional PRIDES will be exchanged. By executing this Letter of Transmittal (or a facsimile thereof), each tendering holder waives any right to receive any notice of the acceptance of such holder's tender.

     3. Inadequate Space. If the space provided in the box entitled "Description of PRIDES Tendered" is inadequate, the certificate numbers and/or the number of PRIDES should be listed on a separate signed schedule and attached to this Letter of Transmittal.

     4. Partial Tenders and Unexchanged PRIDES. (Not applicable to holders who deliver PRIDES by book-entry transfer). If fewer than all the PRIDES evidenced by any certificate delivered to the Exchange

Agent are to be tendered, fill in the number of PRIDES that are to be tendered in the box entitled "Number of PRIDES Tendered". If such PRIDES are exchanged, a new certificate for the remainder of the PRIDES evidenced by the old certificate(s) will be sent to and in the name of the registered holder(s) (unless otherwise specified by such holder(s) having completed either or both of the boxes entitled "Special Delivery Instructions" or "Special Issuance Instructions" on this Letter of Transmittal) as soon as practicable following the expiration or termination of the Exchange Offer. All PRIDES represented by the certificate(s) listed and delivered to the Exchange Agent will be deemed to have been tendered unless otherwise indicated.

     5. Signatures on Letter of Transmittal; Stock Powers; and Endorsements.

     (a) If this Letter of Transmittal is signed by the registered holder(s) of the PRIDES tendered herewith, the signature(s) must correspond exactly with the name(s) as written on the face of the certificates without any change whatsoever.

     (b) If any of the PRIDES tendered herewith are registered in the names of two or more joint owners, each such owner must sign this Letter of Transmittal.

     (c) If any of the PRIDES tendered herewith are registered in different names on different certificates, it will be necessary to complete, sign and submit as many separate Letters of Transmittal as there are different registrations of certificates.

     (d) If this Letter of Transmittal is signed by the registered holder(s) of the PRIDES tendered herewith, no endorsements of certificates or separate stock powers are required unless shares of Class A Common Stock are to be issued and/or certificates for PRIDES not tendered or not exchanged are to be issued to a person other than the registered holder(s). If this Letter of Transmittal is signed by a person other than the registered holder(s) of the PRIDES tendered herewith, however, the certificates must be endorsed or accompanied by appropriate stock powers, in either case, signed exactly as the name(s) of the registered holder(s) appear on the certificates for such PRIDES. Signatures on any such certificates or stock powers must be guaranteed by an Eligible Institution. See Instruction 1.

     (e) If this Letter of Transmittal or any certificates or stock powers are signed by a trustee, executor, administrator, guardian, attorney-in-fact, agent, officer of a corporation or other person acting in a fiduciary or representative capacity, such person should so indicate when signing and proper evidence satisfactory to the Company of the authority of such person so to act must be submitted.

     6. Stock Transfer Taxes. The Company will pay any stock transfer taxes with respect to the transfer of PRIDES to it or its order pursuant to the Exchange Offer. If, however, shares of Class A Common Stock are to be issued to, or certificates for PRIDES not tendered or accepted for exchange are to be registered in the name of, any person other than the registered holder, or if tendered certificates are registered in the name of any person other than the person(s) signing this Letter of Transmittal, the amount of any stock transfer taxes (whether imposed on the registered holder or such person) payable on account of the transfer to such person will be payable by the tendering holder. If satisfactory evidence of payment of such taxes or exemption therefrom is not submitted herewith, the amount of such transfer taxes will be billed directly to such tendering holder.

     7. Irregularities. All questions as to the number of PRIDES to be accepted and the validity, form, eligibility (including time of receipt) and acceptance for exchange of any tender of PRIDES will be determined by the Company, in its sole discretion, which determination shall be final and binding on all parties. The Company reserves the absolute right to reject any or all tenders determined by it not to be in proper form or the acceptance for exchange of which may, in the opinion of the Company's counsel, be unlawful. The Company also reserves the absolute right to waive any of the conditions of the Exchange Offer and any defect or irregularity in the tender of any particular PRIDES. The Company's interpretation of the terms and conditions of the Exchange Offer (including these instructions) shall be final and binding on all parties. No tender of PRIDES will be deemed properly made until all defects or irregularities have been cured or waived. None of the Company, the Exchange Agent, the Information Agent or any other person is or will be obligated to give notice of any defects or irregularities in tenders, and none of them will incur any liability for failure to give any such notice.

     8. Special Issuance and Delivery Instructions. If the shares of Class A Common Stock and any check for cash in lieu of fractional shares of Class A Common Stock are to be issued to, or any PRIDES not tendered or not exchanged are to be returned in the name of, a person other than the person(s) signing this Letter of Transmittal or if the shares of Class A Common Stock and any check for cash in lieu of fractional shares of Class A Common Stock or any certificates for PRIDES not tendered or not exchanged are to be mailed to someone other than the person(s) signing this Letter of Transmittal or to the person(s) signing this Letter of Transmittal at an address other than that shown in the box entitled "Description of PRIDES Tendered", the boxes entitled "Special Issuance Instructions" and/or "Special Delivery Instructions" on this Letter of Transmittal should be completed.

     9. Request for Assistance or Additional Copies. Requests for assistance or additional copies of the Offering Circular, this Letter of Transmittal or the Notice of Guaranteed Delivery may be directed to the Information Agent at its addresses or telephone numbers set forth below.

     10. Substitute Form W-9. Except as provided above under "Important Tax Information", each tendering holder is required to provide the Exchange Agent with a correct TIN on Substitute Form W-9 which is provided under "Important Tax Information" above. Failure to provide the information on the form may subject the tendering holder to a $50 penalty and a 31% Federal back-up withholding tax may be imposed on the cash payments made to the holder or other payee with respect to PRIDES exchanged pursuant to the Exchange Offer.

     Facsimile copies of this Letter of Transmittal, properly completed and duly executed, will be accepted. The Letter of Transmittal, certificates for PRIDES and any other required documents should be sent or delivered by each holder of PRIDES or such holder's broker, dealer, commercial bank, trust company or other nominee to the Exchange Agent at one of its addresses set forth below.

         The Exchange Agent and the Information Agent for the Offer is:

                    FIRST CHICAGO TRUST COMPANY OF NEW YORK

           By Mail:                        By Hand:                  By Overnight Courier:
           --------                        --------                  ---------------------
      Tenders & Exchange              Tenders & Exchange              Tenders & Exchange
       Suite 4660 -- HLR           c/o The Depository Trust            Suite 4680 -- HLR
         P.O. Box 2569                      Company               14 Wall Street - 8th Floor
  Jersey City, NJ 07303-2569            55 Water Street               New York, NY 10005
                                            DTC TAD
                                Vietnam Veterans Memorial Plaza
                                      New York, NY 10041

                                For Information:
                                 1-800-251-4215

--------------------------------------------------------------------------------

      Any questions or requests for assistance or for additional copies of the Offering Circular, this Letter of Transmittal or the Notice of Guaranteed Delivery may be directed to the Information Agent. Holders may also contact their broker, dealer, commercial bank, trust company or other nominee for assistance concerning the Exchange Offer.

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

            GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
                         NUMBER ON SUBSTITUTE FORM W-9

GUIDELINES FOR DETERMINING THE PROPER IDENTIFICATION NUMBER TO GIVE THE
PAYER -- Social Security numbers have nine digits separated by two hyphens: i.e., 000-00-0000. Employer identification numbers have nine digits separated by only one hyphen: i.e., 00-0000000. The table below will help determine the number to give the payer.
------------------------------------------------------------
------------------------------------------------------------

FOR THIS TYPE OF ACCOUNT:           GIVE THE
                                 SOCIAL SECURITY
                                  NUMBER OF --
----------------------------------------------------
 1. An individual's          The individual
    account:
 2. Two or more              The actual owner of the
    individuals              account or, if combined
    (joint account)          funds, any one of the
                             individuals(1)
 3. Husband and wife         The actual owner of the
    (joint account)          account or, if joint
                             funds, either person(1)
 4. Custodian account of     The minor(2)
    a minor (Uniform Gift
    to Minors Act)
 5. Adult and minor          The adult or, if the
    (joint account)          minor is the only
                             contributor, the
                             minor(1)
 6. Account in the name      The ward, minor, or
    of guardian or           incompetent person(3)
    committee for a
    designated ward,
    minor, or incompetent
    person
 7. a. The usual             The grantor-trustee(1)
       revocable savings
       trust account
       (grantor is also
       trustee)
    b. So-called trust       The actual owner(4)
       account that is
       not a legal or
       valid trust under
       State law

----------------------------------------------------
FOR THIS TYPE OF ACCOUNT:           GIVE THE
                                    EMPLOYER
                                 IDENTIFICATION
                                  NUMBER OF --
 8. Sole proprietorship      The owner(4)
    account
 9. A valid trust,           The legal entity (Do
    estate, or pension       not furnish the
    trust                    identifying number of
                             the personal
                             representative or
                             trustee unless the
                             legal entity itself is
                             not designated in the
                             account title.)(5)
10. Corporate account        The corporation
11. Religious,               The organization
    charitable, or
    educational
    organization account
12. Partnership account      The partnership
    held in the name of
    the partnership
13. Association, club, or    The organization
    other tax-exempt
    organization
14. A broker or              The broker or
    registered nominee       registered nominee
15. Account with the         The public entity
    Department of
    Agriculture in the
    name of a public
    entity (such as a
    state or local
    government, school
    district, or prison)
    that receives
    agricultural program
    payments.

------------------------------------------------------------
------------------------------------------------------------

(1) List all names first and circle the name of the person whose number you furnish.

(2) Circle the minor's name and furnish the minor's social security number.

(3) Circle the ward's, minor's or incompetent person's name and furnish such person's social security number.

(4) Provide the name of the owner.

(5) List all names first and circle the name of the legal trust, estate, or pension trust.

NOTE: If no name is circled when there is more than one name, the number will be considered to be that of the first name listed.

            GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
                         NUMBER ON SUBSTITUTE FORM W-9

                                     PAGE 2

OBTAINING A NUMBER

If you don't have a taxpayer identification number or you don't know your number, obtain Form SS-5, Application for a Social Security Number Card, or Form SS-4, Application for Employer Identification Number, at the local office of the Social Security Administration or the Internal Revenue Service and apply for a number.

PAYEES EXEMPT FROM BACKUP WITHHOLDING

Payees specifically exempted from backup withholding on ALL payments include the following:

- A corporation.

- A financial institution.

- An organization exempt from tax under section 501(a) of the Internal Revenue Code of 1986, as amended (the "Code"), or an individual retirement plan.

- The United States or any agency or instrumentality thereof.

- A state, the District of Columbia, a possession of the United States, or any subdivision or instrumentality thereof.

- A foreign government, a political subdivision of a foreign government, or any agency or instrumentality thereof.

- An international organization or any agency or instrumentality thereof.

- A registered dealer in securities or commodities registered in the U.S. or a possession of the U.S.

- A real estate investment trust.

- A common trust fund operated by a bank under section 584(a) of the Code.

- An exempt charitable remainder trust, or a non-exempt trust described in section 4947(a)(1) of the Code.

- An entity registered at all times under the Investment Company Act of 1940.

- A foreign central bank of issue.

PAYMENTS NOT GENERALLY SUBJECT TO BACKUP WITHHOLDING

- Payments of dividends and patronage dividends not generally subject to backup withholding include the following:

- Payments to nonresident aliens subject to withholding under section 1441 of the Code.

- Payments to partnerships not engaged in a trade or business in the U.S. and which have at least one nonresident partner.

- Payments of patronage dividends where the amount received is not paid in money.

- Payments made by certain foreign organizations.

     Payments of interest not generally subject to backup withholding including the following:

- Payments of interest on obligations issued by individuals.
NOTE: A Payee may be subject to backup withholding if this interest is $600 or more and is paid in the course of the payer's trade or business and such payee has not provided its correct taxpayer identification number to the payer.

- Payments of tax-exempt interest (including exempt-interest dividends under section 852 of the Code).

- Payments described in section 6049(b)(5) of the Code to nonresident aliens.

- Payments on tax-free covenant bonds under section 1451 of the Code.

- Payments made by certain foreign organizations.

- Payments made to a nominee.

EXEMPT PAYEES DESCRIBED ABOVE MUST STILL COMPLETE THE SUBSTITUTE FORM W-9 TO AVOID POSSIBLE ERRONEOUS BACKUP WITHHOLDING. FILE SUBSTITUTE FORM W-9 WITH THE PAYER, FURNISH YOUR TAXPAYER IDENTIFICATION NUMBER, WRITE "EXEMPT" ON THE FACE OF THE FORM, AND RETURN IT TO THE PAYER. IF THE PAYMENTS ARE INTEREST, DIVIDENDS, OR PATRONAGE DIVIDENDS, ALSO SIGN AND DATE THE FORM.

     Certain payments other than interest, dividends and patronage dividends that are not subject to information reporting are also not subject to backup withholding. For details, see the regulations under sections 6041, 6041A(a), 6045, and 6050(A) of the Code.

PRIVACY ACT NOTICE.--Section 6109 of the Code requires most recipients of dividends, interest or other payments to give taxpayer identification numbers to payers who must report the payments to the IRS. The IRS uses the numbers for identification purposes. Payers must be given the numbers whether or not recipients are required to file tax returns. Payers must generally withhold 31% of taxable interest, dividends and certain other payments to a payee who does not furnish a taxpayer identification number to a payer. Certain penalties may also apply.

PENALTIES

(1) PENALTY FOR FAILURE TO FURNISH TAXPAYER IDENTIFICATION NUMBER. -- If you fail to furnish your taxpayer identification number to a payer, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.

(2) CIVIL PENALTY FOR FALSE INFORMATION WITH RESPECT TO WITHHOLDING. -- If you make a false statement with no reasonable basis that results in no imposition of backup withholding, you are subject to a penalty of $500.

(3) CRIMINAL PENALTY FOR FALSIFYING INFORMATION. -- Falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

(4) FAILURE TO REPORT CERTAIN DIVIDEND AND INTEREST PAYMENTS. -- If you fail to include any portion of an includible payment for interest, dividends or patronage dividends in gross income and such failure is due to negligence, a penalty of 20% is imposed on any portion of an underpayment attributable to that failure.

FOR ADDITIONAL INFORMATION CONTACT YOUR TAX CONSULTANT OR THE INTERNAL REVENUE SERVICE.